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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 18, 2004

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                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                         0-22223              31-1499862
(State or other jurisdiction of       (Commission File        (IRS Employer
 incorporation or organization)            Number)           Identification No.)


                     101 E. Court Street, Sidney, Ohio 45365
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129


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                                TABLE OF CONTENTS

Item 5. Other Events

Item 7. Financial Statements and Other Exhibits

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits Plans

Signatures

Exhibit Index

Exhibit 99.1


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Item 5. Other Events.

     On May 18, 2004, Peoples-Sidney Financial Corporation received a notice regarding a blackout period from July 1, 2004 through July 14, 2004 for transactions in the Peoples Federal Savings & Loan Association of Sidney 401(k) Retirement Plan.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished with this report.
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99.1  Notice to Directors and Executive Officers dated May 18, 2004.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits Plans

     On May 18, 2004, the Registrant received notice regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on May 18, 2004. A copy of such notice is filed herewith as Exhibit 99.1 and is hereby incorporated by reference herein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2004

                                            PEOPLES-SIDNEY FINANCIAL CORPORATION



                                            By:      /s/ Douglas Stewart
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                                                     Douglas Stewart
                                                     President and Chief
                                                     Executive Officer


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                                  Exhibit Index
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Exhibit
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Number                  Description                  of                  Exhibit
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99.1  Notice to Directors and Executive Officers dated May 18, 2004.


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                                  Exhibit 99.1


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